UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2016 (September 29, 2016)

T3 MOTION, INC.

(Exact name of Registrant as specified in charter)

Delaware	001-35133	20-4987549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

970 Challenger Street

Brea, CA 92821

(Address of principal executive offices and Zip Code)

(714) 255-0200

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 8.01	Other Events

(a)	Press Release

On September 29, 2016, T3 Motion, Inc. (the “Company”) issued a press release announcing the change of Company’s Independent Registered Public Accounting Firm and providing updates on Company plans. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

(b)	Letter to Shareholders

On September 29, 2016, the Company sent a letter to its shareholders, attached as Exhibit 99.2 to this report and is incorporated herein, informing shareholders that the Company has changed its Independent Registered Public Accounting Firm from KMJ Corbin & Company LLP to TAAD LLP and providing updates on Company plans.

The press release and the letter to the Company’s shareholders each include statements intended as “forward-looking statements,” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description

99.1	Press Release dated September 29, 2016

99.2	Letter from T3 Motion, Inc. to Shareholders dated September 29, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 MOTION, INC.
(Registrant)

Date: October 4, 2016	By:	/s/ Noel Cherowbrier
Noel Cherowbrier,
Chief Executive Officer

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